UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03061 )

Exact name of registrant as specified in charter: Putnam Global Natural Resources Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Natural Resources Fund

2|28|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Global Natural
Resources Fund

2| 28| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	52

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Global Natural Resources Fund:
mining opportunities in natural resources stocks

From the OPEC-driven oil crisis of the 1970s to the current commodity environment, the balance of political stability, technological development, and economic growth have shaped natural resources markets. Putnam Global Natural Resources Fund seeks to capitalize on that ever-changing balance by investing in stocks with the most advantageous exposure to the existing commodity environment. While investors in Putnam Global Natural Resources Fund have benefited from the recent rise in the stock prices of energy and energy-related companies, they have also been rewarded by the fund’s diversified approach to natural resources investing over the fund’s 26-year history.

The fund’s diversification sets it apart from many of its competitors in two respects: its view of natural resources industries is broader, including energy, mining, paper, chemical, and natural resource-related equipment companies; and it has a global scope. Stock prices in the natural resources sector rise and fall with supply and demand imbalances, so this strategy helps the fund seek to offset that volatility while enabling it to pursue a broader field of opportunities.

Interestingly, the seeds of the current rise in the stock prices of energy and mining companies were, in part, sown during the

1990s. At that time, several natural resources sectors were suffering from excess capacity and emphasized cost reduction rather than capital investment. Wall Street's focus on technology stocks in the late 1990s also dampened the ability of companies in the natural resources sector to raise capital. An underinvestment in the capital infrastructure required to harvest natural resources meant that supply could not grow to meet demand. We believe that these industries still need more time and money to build capacity before supply/demand equilibrium is reached, and expect the resulting strength of energy-related and mining stocks to drive the sector's performance for some time to come.

$86,823
8.78%
annualized return at POP
$10,000
1992
Aluminum prices fall as market is flooded following U.S.S.R.'s dissolution in 1991
1995
U.S. natural gas consumption accelerates
1997
Devaluation of Thai bhat triggers Asian financial crisis; oil prices plummet
2001
Steel prices sink to $215/ton, spurring series of bankruptcies
2005
Average U.S. gas price (8/05) is $2.50/gallon

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	POP
Life of fund (inception 7/24/80)	8.78%
10 years	12.27
5 years	15.63
3 years	32.92
1 year	25.84

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors. The fund may not own securities of identified issuers.

5

Putnam Global Natural Resources Fund seeks capital appreciation by investing in stocks of companies in the energy and natural resources industries. The fund targets companies in markets worldwide, in industries such as oil and gas, chemicals, metals and mining, and paper and forest products. The fund may be appropriate for investors seeking capital appreciation through investments in natural resources stocks worldwide.

Highlights

* For the six months ended February 28, 2006, Putnam Global Natural Resources Fund’s class A shares returned 7.36% without sales charges.

* Over the same period, the fund’s benchmark, the S&P 500 Index, returned 5.93% .

* The average return for the fund’s Lipper category, Natural Resources Funds, was 10.67% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 2/28/06

Since the fund's inception (7/24/80), average annual return is 8.84% at NAV and 8.61% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	12.84%	12.24%	234.82%	217.21%

5 years	14.88	13.65	100.09	89.57

3 years	32.46	30.09	132.40	120.18

1 year	23.49	17.02	23.49	17.02

6 months	—	—	7.36	1.71

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

During the past six months, oil prices remained high while natural gas prices have been volatile. Metals prices have been particularly strong, with copper, zinc, and gold reaching new highs and steel and aluminum recovering from their 2005 lows. These trends contributed to an environment that was favorable for investors in natural resources stocks. Because of its emphasis on these best-performing industries, your fund outperformed the S&P 500 Index, based on results at net asset value (NAV, or without sales charges). However, the fund lagged the average of its Lipper peer group for the period. We believe this is because our mandate is to invest more broadly than many other natural resources funds do and we take advantage of this flexibility. We believe this broader range of investment opportunities differentiates the fund from its peers and offers the potential for more competitive returns over time.

Market overview

Several factors contributed to investors’ uncertainty during the period. The Federal Reserve Board (the Fed) raised its target short-term interest rate five times, continuing its policy of monetary tightening. The consistency of the Fed’s interest-rate increases suggested that inflationary pressures, fueled by high energy costs, still threatened the economy. In addition, the rate increases caused concern that corporate profits could be eroded by higher borrowing costs. Devastation in the wake of hurricanes Katrina and Rita, the ongoing war in Iraq, worries about nuclear proliferation in Iran, and the installment of a new Palestinian leader were just some of the events that contributed to market volatility. Nevertheless, U.S. gross domestic product (GDP) grew at a rate of 3.6% in 2005.

Stock market returns were generally modest, with most domestic indexes posting single-digit returns. Small-capitalization stock indexes were the exception, with returns topping 10%. Value stocks outpaced growth stocks during the fund’s semiannual period.

Lower-yielding stocks outperformed those offering higher yields. Europe, Japan, China, India, and the emerging markets all contributed significantly to demand for goods and services and spurred economic growth worldwide. Growth outside of the United States outpaced domestic growth as most markets reflected the surprising strength of both the European and Japanese economies. Energy and other natural resources were the best-performing sectors.

Oil and gas prices fluctuated heavily, but natural gas prices were more volatile during the period. Natural gas had been selling at a premium to oil in late 2005, but due to the warm winter weather, that relationship inverted in 2006. Demand for base metals outpaced supply and this drove the price of aluminum and copper to new 10-year highs. In the United States, post-hurricane recovery efforts also put a strain on the supply of chemicals, allowing profit margins to rebound.

Strategy overview

As a rule, we look for compelling natural resources stocks in domestic and international markets. The fund may invest in growth or value stocks, and we target stocks that appear undervalued relative to a company’s assets, cash flow generation, and growth potential. We also consider financial strength and quality of management when selecting stocks that we believe

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 2/28/06.

Equities
S&P 500 Index (broad stock market)	5.93%

Russell 1000 Growth Index (large-company growth stocks)	5.10%

Russell 1000 Value Index (large-company value stocks)	7.33%

MSCI World Index (global stocks)	10.29%

Bonds
Lehman Aggregate Bond Index (broad bond market)	–0.11%

Lehman Municipal Bond Index (tax-exempt bonds)	0.98%

Lehman Global Aggregate Bond Index (international bonds)	–1.92%

have significant upside potential. Our industry emphasis will shift over time as we see opportunities change with market cycles and world events.

During the period, we raised the fund’s exposure to metals and mining because demand in this sector was outpacing supply. Also, in our opinion, stock valuations were unreasonably low, particularly for steel companies. We increased the fund’s exposure to certain packaging companies, whose earnings, in our opinion, already reflected high feedstock costs, and we believed it was an attractive entry point. Within the energy sector, we increased exposure to oilfield services companies, drillers, and energy-related construction companies. Given the very tight supply and demand dynamics for oil and natural gas, we believe that companies involved in building the infrastructure necessary to extract, distribute, and transport energy will continue to do well. We reduced the fund’s exposure to integrated oil companies, and to certain natural gas exploration and production companies, where we felt that valuations were relatively less attractive.

At the end of the period, the fund had overweight positions in exploration and production companies, oilfield services, containers, iron and steel, and building materials, relative to its benchmark, the S&P 500 Index. It had underweight positions in integrated oil companies, specialty chemicals, natural gas pipelines, paper and forest products, and drilling equipment.

Your fund’s holdings

One of the fund’s best-performing stocks for the period was Saipem, an energy-related construction company based in Italy. We believe that companies involved in the building of infrastructure related to producing and delivering energy represent a secular growth market within the energy sector. Saipem fits into this niche. This company’s stock price was attractive, and the fact that it is increasing its project backlog was, in our view, a positive catalyst for its future growth. Russia-based Lukoil was also a strong performer. Its stock price rose in response to strong earnings growth and ConocoPhillips’ decision to raise its stake in the company. The fund’s position in Arcelor, a steel company based in Luxembourg, was established before the period began, when the price of steel had bottomed out and the company’s stock valuation was below our fair value estimate. Arcelor has been lowering its cost structure through its investments in Brazil and Argentina, and we felt it would do well when the supply and demand fundamentals within the industry improved. An acquisition bid from Mittal during the period boosted the stock price significantly and we have taken profits. Shares of Georgia-Pacific, a leader in manufacturing paper, packaging, and building products, gained considerably following the company’s acquisition by Koch Industries. We took profits and no longer hold a position.

Among the stocks that detracted from portfolio returns was Ohio-based

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 2/28/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry
Exxon Mobil Corp. (8.7%)	United States	Oil and gas

Chevron Corp. (7.2%)	United States	Oil and gas

Occidental Petroleum Corp. (4.4%)	United States	Oil and gas

Marathon Oil Corp. (4.1%)	United States	Oil and gas

Apache Corp. (3.8%)	United States	Oil and gas

Royal Dutch Shell PLC Class A (3.7%)	Netherlands	Oil and gas

Devon Energy Corp. (3.1%)	United States	Oil and gas

Saipem SpA (3.1%)	Italy	Oil and gas

Halliburton Co. (3.0%)	United States	Energy

Valero Energy Corp. (2.9%)	United States	Oil and gas

Owens-Illinois, which manufactures glass and plastic containers. The high costs of feedstocks, mainly natural gas and soda ash, pinched profit margins and the stock fell out of favor. The company is undergoing a restructuring, and as we believe future prospects are attractive, we recently increased the fund’s position. Apache Corporation is an exploration and production company with material operations in the Gulf of Mexico. Production was severely disrupted by hurricanes and the stock price fell as a result. We continue to hold the stock as the company works to restore its former production. Another detractor was oil industry giant ExxonMobil. It did not benefit from rising oil prices as did some of its higher-cost, less-integrated peers.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that oil and gas prices are likely to remain relatively high, supported by tight supply dynamics and continued demand for energy from China, India, and other emerging economies, as well as developed countries. In addition, we anticipate demand for coal will remain strong, because coal-generated electricity is far less expensive than its alternative, electricity produced from natural gas. Geopolitical issues should also likely keep energy prices higher, given the uncertainties and strained relations with oil-producing nations, and the difficulties of finding alternative sources within the United States. With these factors as a backdrop, we believe the outlook for your fund is favorable. We plan to maintain our emphasis on stocks from the oil and gas-related industries, while maintaining exposure to the metals, chemical, paper, building materials, and aggregates industries. We believe the fund’s strategy of targeting stocks of competitively positioned companies selling below what we consider their long-term business worth will continue to be an effective way to pursue the potential of natural resources companies.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 2/28/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.84%	8.61%	7.94%	7.94%	7.97%	7.97%	8.21%	8.07%	8.57%	8.85%

10 years	234.82	217.21	210.35	210.35	210.55	210.55	218.00	207.67	226.84	235.20
Annual average	12.84	12.24	11.99	11.99	12.00	12.00	12.26	11.89	12.57	12.86

5 years	100.09	89.57	92.68	90.68	92.63	92.63	95.06	88.74	97.82	100.31
Annual average	14.88	13.65	14.02	13.78	14.01	14.01	14.30	13.55	14.62	14.91

3 years	132.40	120.18	127.20	124.20	127.29	127.29	128.95	121.51	130.89	132.66
Annual average	32.46	30.09	31.46	30.88	31.48	31.48	31.80	30.36	32.17	32.51

1 year	23.49	17.02	22.57	17.57	22.55	21.55	22.86	18.87	23.20	23.62

6 months	7.36	1.71	6.95	2.27	6.93	5.99	7.05	3.58	7.25	7.48

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Comparative index returns
For periods ended 2/28/06

		Lipper Natural
		Resources Funds

	S&P 500 Index	category average*
Annual average
(life of fund)	12.88%	10.55%

10 years	135.08	324.25
Annual average	8.92	15.16

5 years	12.38	130.61
Annual average	2.36	17.36

3 years	60.63	155.97
Annual average	17.11	36.45

1 year	8.40	28.24

6 months	5.93	10.67

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/06, there were 101, 101, 74, 61, and 29 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/28/06

Distributions*	Class A	Class B	Class C	Class M	Class R	Class Y

Number	1	1	1	1	1	1

Income	$0.029	—	—	—	$0.027	$0.043

Capital gains

Long-term	1.948	$1.948	$1.948	$1.948	1.948	1.948

Short-term	1.911	1.911	1.911	1.911	1.911	1.911

Total	$3.888	$3.859	$3.859	$3.859	$3.886	$3.902

Share value:	NAV POP	NAV	NAV	NAV POP	NAV	NAV
8/31/05	$31.01 $32.73	$29.58	$29.96	$30.46 $31.48	$30.89	—

10/4/05†	— —	—	—	— —	—	$32.74

2/28/06	29.25 30.87	27.63	28.03	28.60 29.56	29.09	29.27

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

† Inception date of class Y shares.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.01%	8.78%	8.11%	8.11%	8.13%	8.13%	8.38%	8.24%	8.74%	9.01%

10 years	235.81	218.20	211.20	211.20	211.54	211.54	218.83	208.42	227.66	236.18
Annual average	12.88	12.27	12.02	12.02	12.03	12.03	12.29	11.92	12.60	12.89

5 years	118.16	106.74	110.04	108.04	110.01	110.01	112.66	105.70	115.57	118.40
Annual average	16.88	15.63	16.00	15.78	16.00	16.00	16.29	15.52	16.61	16.91

3 years	147.83	134.86	142.28	139.28	142.34	142.34	144.10	136.18	146.02	148.10
Annual average	35.33	32.92	34.31	33.75	34.32	34.32	34.64	33.17	35.00	35.38

1 year	32.83	25.84	31.84	26.84	31.84	30.84	32.13	27.83	32.50	32.98

6 months	6.62	1.03	6.20	1.56	6.22	5.29	6.31	2.85	6.44	6.74

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Natural Resources Fund from September 1, 2005, to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.27	$ 10.11	$ 10.11	$ 8.83	$ 7.55	$ 3.97

Ending value (after expenses)	$1,073.60	$1,069.50	$1,069.30	$1,070.50	$1,072.50	$1,018.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06 (for the period from 10/4/05 to 2/28/06 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2006, use the calculation method below. To find the value of your investment on September 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.11	$ 9.84	$ 9.84	$ 8.60	$ 7.35	$ 3.97

Ending value (after expenses)	$1,018.74	$1,015.03	$1,015.03	$1,016.27	$1,017.50	$1,016.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06 (for the period from 10/4/05 to 2/28/06 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense
ratio for Lipper peer group *	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Global Natural
Resources Fund	81%	74%	131%	138%	102%

Lipper Natural Resources
Funds category average	136%	236%	299%	309%	305%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund.  Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research Team. Maria Elena Drew and Chris O’Malley are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Maria Elena Drew	2006			*

Portfolio Leader	2005	*

Chris O'Malley	2006	*

Portfolio Leader	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Maria Elena Drew and Chris O’Malley are not Portfolio Leaders or Portfolio Members of any other Putnam funds. They may, however, also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the year ended February 28, 2006, there were no changes to your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006				*

Deputy Head of Investments	2005			*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 2/28/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 15th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance.

The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Natural Resources Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

68th	46th	59th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 82, 72, and 55 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

 As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Natural Resources Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 74th, 49th, and 74th, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 75th out of 101, 33rd out of 67, and 22nd out of 29 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

 The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 2/28/06 (Unaudited)

COMMON STOCKS (98.9%)*

	Shares	Value

Basic Materials (0.6%)
Xstrata PLC (Switzerland)	125,727	$3,665,464

Building Materials (2.1%)
Martin Marietta Materials, Inc.	63,000	6,142,500
Vulcan Materials Co.	83,300	6,580,700
		12,723,200

Chemicals (5.4%)
BASF AG (Germany)	68,371	5,172,312
E.I. du Pont de Nemours & Co.	257,364	10,356,327
Linde AG (Germany)	45,322	3,586,402
PPG Industries, Inc.	84,200	5,105,046
Rohm & Haas Co.	95,800	4,766,050
Solvay SA (Belgium)	30,141	3,336,201
		32,322,338

Coal (1.4%)
China Shenhua Energy Co., Ltd. Class H (China) †	2,231,500	3,362,173
CONSOL Energy, Inc.	77,038	4,931,973
		8,294,146

Containers (3.4%)
Owens-Illinois, Inc. †	433,619	8,126,020
Pactiv Corp. †	332,984	7,635,323
Sealed Air Corp.	80,309	4,567,976
		20,329,319

Energy (13.7%)
BJ Services Co.	201,900	6,321,489
Halliburton Co.	268,798	18,278,264
Noble Corp.	118,305	8,743,923
Pride International, Inc. †	475,306	14,720,227
Rowan Cos., Inc.	266,575	10,729,644
SBM Offshore NV (Netherlands)	70,807	6,980,626
TonenGeneral Sekiyu KK (Japan)	645,000	6,442,478
Weatherford International, Ltd. †	240,722	10,379,933
		82,596,584

Forest Products and Packaging (1.1%)
Smurfit-Stone Container Corp. † (S)	531,861	6,978,016

Metals (9.0%)
Alcoa, Inc.	270,197	7,922,176
Arcelor (Luxembourg)	188,212	6,879,108
BHP Billiton PLC (United Kingdom)	352,604	5,927,132
BHP Billiton, Ltd. (Australia)	174,112	3,141,974

COMMON STOCKS (98.9%)* continued

	Shares	Value

Metals continued
Nucor Corp.	68,800	$5,920,240
Phelps Dodge Corp.	39,500	5,451,000
POSCO (South Korea)	28,350	6,666,357
Rio Tinto PLC (United Kingdom)	124,818	5,857,309
United States Steel Corp.	112,322	6,121,549
		53,886,845

Oil & Gas (62.2%)
Amerada Hess Corp. (S)	124,562	17,228,170
Apache Corp.	342,431	22,915,483
Canadian Natural Resources, Ltd. (Canada)	175,752	9,591,669
Chevron Corp.	772,146	43,610,806
Devon Energy Corp.	321,474	18,848,021
EOG Resources, Inc.	194,672	13,120,893
Exxon Mobil Corp.	883,272	52,439,858
Kerr-McGee Corp.	71,800	7,014,860
Lukoil ADR (Russia)	83,620	6,764,858
Marathon Oil Corp.	350,699	24,759,349
Nexen, Inc. (Canada)	160,728	8,394,531
Occidental Petroleum Corp.	287,703	26,336,333
Repsol YPF, SA (Spain)	458,506	12,811,952
Royal Dutch Shell PLC Class A (Netherlands)	736,494	22,239,094
Royal Dutch Shell PLC ADR Class A (Netherlands)	39,860	2,410,733
Saipem SpA (Italy)	873,839	18,583,990
Statoil ASA (Norway)	372,500	9,497,198
Sunoco, Inc.	106,191	7,868,753
Total SA ADR (France)	133,469	16,834,445
Valero Energy Corp.	320,654	17,247,979
XTO Energy, Inc.	386,866	16,205,817
		374,724,792

Total common stocks (cost $438,821,252)		$595,520,704

SHORT-TERM INVESTMENTS (3.6%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	6,018,136	$6,018,136
Short-term investments held as collateral for
loaned securities with yields ranging from 4.51%
to 4.71% and due dates ranging from
March 1, 2006 to March 24, 2006 (d)	$15,654,550	15,622,530

Total short-term investments (cost $21,640,666)		$21,640,666

TOTAL INVESTMENTS
Total investments (cost $460,461,918)		$617,161,370

* Percentages indicated are based on net assets of $602,353,619.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at February 28, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At February 28, 2006, liquid assets totaling $13,521,585 have been designated as collateral for open forward contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at February 28, 2006: (as a percentage of Portfolio Value)

Australia	0.4%
Belgium	0.6
Canada	3.0
China	0.6
France	2.8
Germany	1.5
Italy	3.1
Japan	1.1
Luxembourg	1.1
Netherlands	5.3
Norway	1.6
Russia	1.1
South Korea	1.1
Spain	2.1
Switzerland	0.6
United Kingdom	2.0
United States	72.0

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/06 (aggregate face value $48,498,017) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/

	Value	face value	date	(depreciation)

Australian Dollar	$3,868,512	$3,890,197	4/19/06	$(21,685)
British Pound	21,386,999	21,253,470	3/15/06	133,529
Canadian Dollar	16,015,381	15,635,766	4/19/06	379,615
Japanese Yen	6,292,461	6,160,578	5/17/06	131,883
Swedish Krona	450,542	450,350	3/15/06	192
Swiss Franc	1,097,695	1,107,656	3/15/06	(9,961)

Total				$613,573

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/06 (aggregate face value $38,892,842) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Euro	$30,688,243	$30,636,199	3/15/06	$(52,044)
Hong Kong Dollar	3,323,541	3,324,769	5/17/06	1,228
Norwegian Krone	4,930,981	4,931,874	3/15/06	893

Total				$(49,923)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/06 (Unaudited)

ASSETS
Investment in securities, at value, including $15,257,213 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $454,443,782)	$611,143,234
Affiliated issuers (identified cost $6,018,136) (Note 5)	6,018,136

Foreign currency (cost $39) (Note 1)	38

Dividends, interest and other receivables	1,939,798

Receivable for shares of the fund sold	1,293,267

Receivable for open forward currency contracts (Note 1)	647,340

Receivable for closed forward currency contracts (Note 1)	68,593

Total assets	621,110,406

LIABILITIES
Payable for shares of the fund repurchased	1,404,822

Payable for compensation of Manager (Notes 2 and 5)	1,002,516

Payable for investor servicing and custodian fees (Note 2)	186,448

Payable for Trustee compensation and expenses (Note 2)	49,011

Payable for administrative services (Note 2)	3,378

Payable for distribution fees (Note 2)	301,495

Payable for open forward currency contracts (Note 1)	83,690

Payable for closed forward currency contracts (Note 1)	10,210

Collateral on securities loaned, at value (Note 1)	15,622,530

Other accrued expenses	92,687

Total liabilities	18,756,787

Net assets	$602,353,619

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$426,232,921

Undistributed net investment income (Note 1)	505,856

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	18,344,002

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	157,270,840

Total — Representing net assets applicable to capital shares outstanding	$602,353,619

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($418,488,578 divided by 14,309,624 shares)	$29.25

Offering price per class A share
(100/94.75 of $29.25)*	$30.87

Net asset value and offering price per class B share
($135,681,628 divided by 4,910,130 shares)**	$27.63

Net asset value and offering price per class C share
($25,351,141 divided by 904,311 shares)**	$28.03

Net asset value and redemption price per class M share
($7,168,447 divided by 250,608 shares)	$28.60

Offering price per class M share
(100/96.75 of $28.60)*	$29.56

Net asset value, offering price and redemption price per class R share
($1,763,675 divided by 60,635 shares)	$29.09

Net asset value, offering price and redemption price per class Y share
($13,900,150 divided by 474,967 shares)	$29.27

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/06 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $172,074)	$ 4,154,033

Interest (including interest income of $120,163 from investments in affiliated issuers) (Note 5)	120,401

Securities lending	10,584

Total investment income	4,285,018

EXPENSES
Compensation of Manager (Note 2)	1,945,149

Investor servicing fees (Note 2)	485,457

Custodian fees (Note 2)	130,278

Trustee compensation and expenses (Note 2)	19,041

Administrative services (Note 2)	9,383

Distribution fees — Class A (Note 2)	483,154

Distribution fees — Class B (Note 2)	673,043

Distribution fees — Class C (Note 2)	130,758

Distribution fees — Class M (Note 2)	25,133

Distribution fees — Class R (Note 2)	2,867

Other	151,723

Non-recurring costs (Notes 2 and 6)	2,905

Costs assumed by Manager (Notes 2 and 6)	(2,905)

Fees waived and reimbursed by Manager (Note 5)	(3,524)

Total expenses	4,052,462

Expense reduction (Note 2)	(102,609)

Net expenses	3,949,853

Net investment income	335,165

Net realized gain on investments (Notes 1 and 3)	26,070,212

Net realized gain on futures contracts (Note 1)	61,045

Net realized gain on foreign currency transactions (Note 1)	1,036,293

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	594,298

Net unrealized appreciation of investments and futures contracts during the period	10,003,590

Net gain on investments	37,765,438

Net increase in net assets resulting from operations	$38,100,603

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	2/28/06*	8/31/05

Operations:
Net investment income	$335,165	$ 2,408,246

Net realized gain on investments
and foreign currency transactions	27,167,550	71,705,800

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	10,597,888	86,525,457

Net increase in net assets resulting from operations	38,100,603	160,639,503

Distributions to shareholders: (Note 1)

From net investment income

Class A	(350,625)	—

Class R	(1,005)	—

Class Y	(16,690)	—

From net realized short-term gain on investments

Class A	(23,104,984)	(4,819,440)

Class B	(8,505,873)	(2,257,146)

Class C	(1,631,382)	(367,033)

Class M	(407,376)	(82,981)

Class R	(71,106)	(1,970)

Class Y	(741,737)	—

From net realized long-term gain on investments

Class A	(23,552,333)	(16,377,568)

Class B	(8,670,561)	(7,670,301)

Class C	(1,662,969)	(1,247,265)

Class M	(415,263)	(281,988)

Class R	(72,483)	(6,693)

Class Y	(756,098)	—

Redemption fees (Note 1)	74,135	103,664

Increase from capital share transactions (Note 4)	97,883,587	121,156,024

Total increase in net assets	66,097,840	248,786,806

NET ASSETS
Beginning of period	536,255,779	287,468,973

End of period (including undistributed net investment
income of $505,856 and $539,011, respectively)	$602,353,619	$536,255,779

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$31.01	$22.78	$17.92	$16.22	$19.58	$21.79

Investment operations:
Net investment income (a)	.05(d)	.23(d,f )	.16(d)	.18	.14	.14

Net realized and unrealized
gain (loss) on investments	2.08	10.48	4.69	1.61	(1.50)	(.79)

Total from
investment operations	2.13	10.71	4.85	1.79	(1.36)	(.65)

Less distributions:
From net investment income	(.03)	—	—	(.10)	(.12)	(.12)

From net realized gain
on investments	(3.86)	(2.49)	—	—	(1.88)	(1.44)

Total distributions	(3.89)	(2.49)	—	(.10)	(2.00)	(1.56)

Redemption fees	—(e)	.01	.01	.01	—	—

Net asset value,
end of period	$29.25	$31.01	$22.78	$17.92	$16.22	$19.58

Total return at
net asset value (%)(b)	7.36*	50.62(f )	27.12	11.12	(7.26)	(3.25)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$418,489	$368,872	$183,294	$186,504	$173,632	$192,785

Ratio of expenses to
average net assets (%)(c)	.60* (d)	1.22(d)	1.33(d)	1.26	1.18	1.14

Ratio of net investment income
to average net assets (%)	.17* (d)	.87(d,f )	.77(d)	1.12	.81	.69

Portfolio turnover (%)	21.75*	81.22	74.37	131.17	137.57	102.45

* Not annualized.
** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.06% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$29.58	$21.98	$17.42	$15.80	$19.14	$21.37

Investment operations:
Net investment
income (loss) (a)	(.06)(d)	.02(d,f )	.01(d)	.05	.01	(.01)

Net realized and unrealized
gain (loss) on investments	1.97	10.06	4.54	1.56	(1.47)	(.78)

Total from
investment operations	1.91	10.08	4.55	1.61	(1.46)	(.79)

Less distributions:

From net realized gain
on investments	(3.86)	(2.49)	—	—	(1.88)	(1.44)

Total distributions	(3.86)	(2.49)	—	—	(1.88)	(1.44)

Redemption fees	—(e)	.01	.01	.01	—	—

Net asset value,
end of period	$27.63	$29.58	$21.98	$17.42	$15.80	$19.14

Total return at
net asset value (%)(b)	6.95*	49.53(f )	26.18	10.25	(7.96)	(3.98)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$135,682	$134,729	$86,574	$82,109	$87,085	$113,258

Ratio of expenses to
average net assets (%)(c)	.98* (d)	1.97(d)	2.08(d)	2.01	1.93	1.89

Ratio of net investment
income (loss) to average
net assets (%)	(.22)* (d)	.09(d,f )	.03(d)	.35	.05	(.07)

Portfolio turnover (%)	21.75*	81.22	74.37	131.17	137.57	102.45

* Not annualized.
** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August31,2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.06% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE
	Six months ended**		Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$29.96	$22.23	$17.62	$15.98	$19.34	$21.64

Investment operations:
Net investment
income (loss) (a)	(.07)(d)	.03(d,f )	—(d,e)	.06	.02	—(e)

Net realized and unrealized
gain (loss) on investments	2.00	10.18	4.60	1.57	(1.49)	(.81)

Total from
investment operations	1.93	10.21	4.60	1.63	(1.47)	(.81)

Less distributions:
From net investment income	—	—	—	—	(.01)	(.05)

From net realized gain
on investments	(3.86)	(2.49)	—	—	(1.88)	(1.44)

Total distributions	(3.86)	(2.49)	—	—	(1.89)	(1.49)

Redemption fees	—(e)	.01	.01	.01	—	—

Net asset value,
end of period	$28.03	$29.96	$22.23	$17.62	$15.98	$19.34

Total return at
net asset value (%)(b)	6.93*	49.55(f )	26.16	10.26	(7.94)	(4.03)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$25,351	$25,518	$14,322	$14,546	$9,657	$7,878

Ratio of expenses to
average net assets (%)(c)	.98* (d)	1.97(d)	2.08(d)	2.01	1.93	1.89

Ratio of net investment
income (loss) to average
net assets (%)	(.22)* (d)	.10(d,f )	.01(d)	.40	.09	(.02)

Portfolio turnover (%)	21.75*	81.22	74.37	131.17	137.57	102.45

* Not annualized.
** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.06% of average net assets for class C shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$30.46	$22.51	$17.80	$16.11	$19.43	$21.62

Investment operations:
Net investment
income (loss) (a)	(.02)(d)	.10(d,f )	.05(d)	.10	.05	.03

Net realized and unrealized
gain (loss) on investments	2.02	10.33	4.65	1.58	(1.49)	(.78)

Total from
investment operations	2.00	10.43	4.70	1.68	(1.44)	(.75)

Less distributions:
From net investment income	—	—	—	—(e)	—	—(e)

From net realized gain
on investments	(3.86)	(2.49)	—	—	(1.88)	(1.44)

Total distributions	(3.86)	(2.49)	—	—	(1.88)	(1.44)

Redemption fees	—(e)	.01	.01	.01	—	—

Net asset value,
end of period	$28.60	$30.46	$22.51	$17.80	$16.11	$19.43

Total return at
net asset value (%)(b)	7.05*	49.94(f )	26.46	10.52	(7.72)	(3.73)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$7,168	$6,438	$3,207	$3,550	$3,881	$5,448

Ratio of expenses to
average net assets (%)(c)	.85* (d)	1.72(d)	1.83(d)	1.76	1.68	1.64

Ratio of net investment
income (loss) to average
net assets (%)	(.08)* (d)	.37(d,f )	.26(d)	.60	.30	.16

Portfolio turnover (%)	21.75*	81.22	74.37	131.17	137.57	102.45

* Not annualized.
** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).
(e) Amount represents less than $0.01 per share.
(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.06% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE
			Period
	Six months ended**	Year ended	12/1/03†-
	2/28/06	8/31/05	8/31/04

Net asset value,
beginning of period	$30.89	$22.74	$18.32

Investment operations:
Net investment income (a,b)	.04	.21(f )	.12

Net realized and unrealized
gain on investments	2.05	10.42	4.30

Total from
investment operations	2.09	10.63	4.42

Less distributions:

From net investment income	(.03)	—	—

From net realized gain
on investments	(3.86)	(2.49)	—

Total distributions	(3.89)	(2.49)	—

Redemption fees	—(e)	.01	—(e)

Net asset value,
end of period	$29.09	$30.89	$22.74

Total return at
net asset value (%)(c)	7.25*	50.34(f )	24.13*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,764	$699	$72

Ratio of expenses to
average net assets (%)(b,d)	.73*	1.47	1.19*

Ratio of net investment income
to average net assets (%)(b)	.11*	.78(f )	.63*

Portfolio turnover (%)	21.75*	81.22	74.37

† Commencement of operations.
* Not annualized.
** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).
(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(e) Amount represents less than $0.01 per share.
(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE
Period**
10/4/05†-
2/28/06

Net asset value,
beginning of period	$32.74

Investment operations:
Net investment income (a,b)	.10

Net realized and unrealized
gain on investments	.33

Total from
investment operations	.43

Less distributions:
From net investment income	(.04)

From net realized gain
on investments	(3.86)

Total distributions	(3.90)

Redemption fees	—(e)

Net asset value,
end of period	$29.27

Total return at
net asset value (%)(c)	1.80*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$13,900

Ratio of expenses to
average net assets (%)(b,d)	.39*

Ratio of net investment income
to average net assets (%)(b)	.33*

Portfolio turnover (%)	21.75*

† Commencement of operations.
* Not annualized.
** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended February 28, 2006 reflects a reduction of less than 0.01% of average net assets for class Y shares (Note 5).
(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(e) Amount represents less that $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements

Note 1: Significant accounting policies

Putnam Global Natural Resources Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large and midsized companies in the energy and natural resource industries. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R, and class Y shares. The fund began offering class Y shares on October 4, 2005. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lendingThe fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2006, the value of securities loaned amounted to $15,257,213. The fund received cash collateral of $15,622,530 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $460,585,250, resulting in gross unrealized appreciation and depreciation of $166,836,493 and $10,260,373, respectively, or net unrealized appreciation of $156,576,120.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 28, 2006, Putnam Management has assumed $2,905 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund.

The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 28, 2006, the fund incurred $615,735 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2006, the fund’s expenses were reduced by $102,609 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $346, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $64,012 and $404 from the sale of class A and class M shares, respectively, and received $73,038 and $3,090 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received $450 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $153,044,974 and $123,055,347, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 2/28/06:
Shares sold	2,884,806	$87,941,690

Shares issued
in connection
with reinvestment
of distributions	1,559,482	43,883,828

	4,444,288	131,825,518

Shares
repurchased	(2,029,483)	(62,010,675)

Net increase	2,414,805	$69,814,843

Year ended 8/31/05:
Shares sold	5,454,585	$ 143,041,236

Shares issued
in connection
with reinvestment
of distributions	839,567	19,595,494

	6,294,152	162,636,730

Shares repurchased	(2,447,045)	(63,839,746)

Net increase	3,847,107	$98,796,984

CLASS B	Shares	Amount
Six months ended 2/28/06:
Shares sold	909,003	$ 26,204,288

Shares issued
in connection
with reinvestment
of distributions	587,738	15,651,467

	1,496,741	41,855,755

Shares
repurchased	(1,141,089)	(32,485,842)

Net increase	355,652	$ 9,369,913

Year ended 8/31/05:
Shares sold	1,949,162	$ 48,743,705

Shares issued
in connection
with reinvestment
of distributions	402,456	9,002,950

	2,351,618	57,746,655

Shares
repurchased	(1,736,466)	(42,925,530)

Net increase	615,152	$ 14,821,125

CLASS C	Shares	Amount
Six months ended 2/28/06:
Shares sold	160,567	$ 4,732,269

Shares issued
in connection
with reinvestment
of distributions	111,937	3,023,408

	272,504	7,755,677

Shares
repurchased	(220,033)	(6,349,293)

Net increase	52,471	$ 1,406,384

Year ended 8/31/05:
Shares sold	302,640	$ 7,773,518

Shares issued
in connection
with reinvestment
of distributions	66,086	1,497,508

	368,726	9,271,026

Shares
repurchased	(161,210)	(4,039,574)

Net increase	207,516	$ 5,231,452

CLASS M	Shares	Amount
Six months ended 2/28/06:
Shares sold	37,739	$ 1,122,508

Shares issued
in connection
with reinvestment
of distributions	28,644	789,144

	66,383	1,911,652

Shares
repurchased	(27,154)	(803,540)

Net increase	39,229	$ 1,108,112

Year ended 8/31/05:
Shares sold	111,231	$ 2,886,930

Shares issued
in connection
with reinvestment
of distributions	14,822	340,903

	126,053	3,227,833

Shares
repurchased	(57,158)	(1,455,295)

Net increase	68,895	$ 1,772,538

CLASS R	Shares	Amount
Six months ended 2/28/06:
Shares sold	41,803	$ 1,262,201

Shares issued
in connection
with reinvestment
of distributions	4,851	135,777

	46,654	1,397,978

Shares
repurchased	(8,649)	(260,858)

Net increase	38,005	$ 1,137,120

Year ended 8/31/05:
Shares sold	20,673	$ 567,529

Shares issued
in connection
with reinvestment
of distributions	372	8,663

	21,045	576,192

Shares
repurchased	(1,594)	(42,267)

Net increase	19,451	$ 533,925

CLASS Y	Shares	Amount
For the period 10/4/05 (commencement of operations)
to 2/28/06:
Shares sold	505,873	$ 16,115,136

Shares issued
in connection
with reinvestment
of distributions	53,821	1,514,525

	559,694	17,629,661

Shares repurchased	(84,727)	(2,582,446)

Net increase	474,967	$ 15,047,215

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2006, management fees paid were reduced by $3,524 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $120,163 for the period ended February 28, 2006. During the period ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $75,842,394 and $73,498,152, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the

Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $247,611 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund received $32,910 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended February 28, 2006. The other Putnam mutual funds in this group are Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Lehman Brothers. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the year ended February 28, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities,, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, Thomas Weisel Partners, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

The Putnam
family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.
† Closed to new investors.
‡ Formerly Putnam Intermediate U.S. Government Income Fund.
§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA007 232860 4/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006